ABERDEEN FUNDS

Aberdeen China Opportunities Fund

Supplement dated March 21, 2017 to the Prospectus dated February 28, 2017, as supplemented to date (the “Prospectus”)

The following replaces the table entitled “Average Annual Total Returns As of December 31, 2016” in the section of the Prospectus entitled “Summary — Aberdeen China Opportunities Fund — Performance”:

Average Annual Total Returns

As of December 31, 2016

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	-5.28%	-0.51%	2.69%
Class A shares — After Taxes on Distributions	-5.73%	-1.00%	1.82%
Class A shares — After Taxes on Distributions and Sales of Shares	-2.99%	-0.58%	2.18%
Class C shares — Before Taxes	-1.18%	-0.05%	2.55%
Class T shares — Before Taxes	-2.02%	0.16%	3.04%
Class R shares — Before Taxes	0.16%	0.30%	2.98%
Institutional Class shares — Before Taxes	0.78%	0.93%	3.55%
Institutional Service Class shares — Before Taxes	0.62%	0.90%	3.56%
MSCI Zhong Hua Index (reflects no deduction for fees, expenses or taxes)	1.52%	6.38%	4.34%

Please retain this supplement for future reference.